SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       10/25/02


Residential Asset Mortgage Products, GMACM Mortgage Loan Trust, Series 2002-GH1 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On October 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated        10/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D      10/25/02


GMACM Mortgage Loan Trust
  Series 2002-GH1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:      October 25, 2002

DISTRIBUTION SUMMARY


        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution
A	440,703,000.00	347,258,433.93	21,849,888.68
M-1	16,322,000.00	16,322,000.00	0.00
M-2	4,664,000.00	4,664,000.00	0.00
B	4,663,000.00	4,663,000.00	0.00
R	0.00		0.00		0.00
Totals	466,352,000.00	372,907,433.93	21,849,888.68











     Pass-Through Rate    Interest Distribution
A	2.11375		611,681.26
M-1	2.51375		34,191.19
M-2	3.11375		12,102.11
B	3.71375		14,431.01
R	0		1,420,698.37
Totals			2,093,103.94






            Ending Balance
A	325,408,545.25
M-1	16,322,000.00
M-2	4,664,000.00
B	4,663,000.00
R	0.00
Totals	351,057,545.25






     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional
				                        Balance
A	36185NRS1	49.57962319	1.387967094	738.3851375
M-1	36185NRT9	0		2.094791667	1000
M-2	36185NRU6	0		2.594791667	1000
B	36185NRV4	0		3.094791667	1000
R			0		0		0
Totals			46.85278219	4.488249091	752.77

Group 1
Cut-Off Date Balance					466,389,434.21
Beginning Aggregate Pool Stated Principal Balance	379,902,715.02
Ending Aggregate Pool Stated Principal Balance		358,052,826.34
Beginning Aggregate Certificate Stated Principal Bal	372,907,433.93
Ending Aggregate Certificate Stated Principal Balance	351,057,545.25
Beginning Aggregate Loan Count				2586
Loans Paid Off or Otherwise Removed Pursuant to PSA	121
Ending Aggregate Loan Count				2465
Beginning Weighted Average Loan Rate (WAC)		7.30%
Ending Weighted Average Loan Rate (WAC)			7.30%
Beginning Net Weighted Average Loan Rate		6.80%
Ending Net Weighted Average Loan Rate			6.80%
Weighted Average Maturity (WAM) (Months)		272
Servicer Advances					0
Aggregate Pool Paid-in-fulls				21,126,981.37
Aggregate Pool Curtailment Principal			266,203.04
Pool Prepayment Rate					50.1615 CPR

Withdrawals
Reimbursement of Servicer Advances					0
Payment of Master Servicer Fees						158,292.80
Payment of Sub Servicer Fees						0
Payment of Other Fees							0
Payment of Insurance Premium(s)						0
Payment of Personal Mortgage Insurance					0
Other Permitted Withdrawal per the Pooling and	Service Agreement	0
Payment of Principal and Interest			23,942,992.62
Total Withdrawals					24,101,285.42
Ending Balance						14,978,522.49


Prepayment Compensation
Total Gross Prepayment Interest Shortfall					0
Compensation for Gross PPIS from	Servicing Fees				0
Other Gross PPIS Compensation							0
Total Net PPIS (Non-Supported PPIS)						0


Master Servicing Fees Paid			158,292.80
Insurance Premium(s) Paid			0
Total Fees					158,292.80


Delinquency	Information
Group 1

Delinquency		30-59 Days	60-89 Days 	90-179 Days	180+ Days
Scheduled Principal Bal 13,660,614.83	4,948,933.24	3,557,382.37	524,631.35
			Totals
			22,691,561.79

				30-59 	60-89  	90-179 	180+   Totals
Percentage of Total Pool Bal    3.82%	1.38%	0.99%	0.15%	6.34%
Number of Loans			97	33	0	30	160
Percentage of Total Loans	3.94%	1.34%	0.00%	1.22%	6.49%

Foreclosure
Scheduled Principal Balance	0	0	0	0	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0	0	0	0	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0	0	0	0	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%	0.00%
Number of Loans			0	0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans			0
Percentage of Total Pool Balance		0.00%
Current Realized Losses				0
Additional Gains (Recoveries)/Losses		0
Total Realized Losses				0


Subordination/Credit Enhancement Information

Credit Support		Original	Current
Class A			466,352,000.00	351,057,545.25
Class A Percentage	100.00%		100.00%





OVERCOLLATERALIZATION INFORMATION

Target Overcollaterlization Amount		6,995,281.09
Ending OverCollateralization Amount		6,995,281.09
OverCollateralization Defiency Amount		0
OverCollateralization Release Amount		0


CASHFLOW ADJUSTMENTS

OTHER PRINCIPAL		933.96








        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Loan Trust
  Series 2002-GH1


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA